CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 2, 2018

Date of Report

(Date of Earliest Event Reported)

VERTICAL COMPUTER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28685	65-0393635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 200, Richardson, Texas 75082

(Address of principal executive offices (zip code))

(972) 437-5200

(Registrant’s telephone number, including area code)

101 W. Renner Road, Suite 300

Richardson, Texas 75082

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER ITEM

Vertical Computer Systems, Inc. (the “Company”) and its subsidiaries are relocating their corporate headquarters to 101 W. Renner Road, Suite 200, Richardson, Texas 75082. The new office comprises approximately 3900 square feet and provides the Company with more usable space and upgraded facilities that the Company believes will provide a more creative environment. NOW Solutions, Inc. will continue to utilize its other office at 6205 Airport Road, Building B, Suite 214, Mississauga, Ontario, Canada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc.
(Registrant)

Date: October 3, 2018	By: /s/ Richard Wade
Richard Wade
President/CEO